                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                               391,696.31
     Available Funds:
       Contract Payments due and received in this period                                                            4,627,900.67
       Contract Payments due in prior period(s) and received in this period                                           310,219.72
       Contract Payments received in this period for next period                                                      128,494.25
       Sales, Use and Property Tax, Maintenance, Late Charges                                                          83,986.22
       Prepayment Amounts related to early termination in this period                                                 192,616.52
       Servicer Advance                                                                                               556,337.35
       Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
       Transfer from Reserve Account                                                                                    6,010.35
       Interest earned on Collection Account                                                                            5,655.32
       Interest earned on Affiliated Account                                                                            1,292.53
       Proceeds from repurchase of Contracts per Contribution
       and Servicing Agreement Section 5.03                                                                                 0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01
       (Substituted contract < Predecessor contract)                                                                        0.00
       Amounts paid under insurance policies                                                                                0.00
       Any other amounts                                                                                                    0.00
                                                                                                                   -------------
     Total Available Funds                                                                                          6,304,209.24
     Less: Amounts to be Retained in Collection Account                                                               357,916.68
                                                                                                                   -------------
     AMOUNT TO BE DISTRIBUTED                                                                                       5,946,292.56
                                                                                                                   =============

     DISTRIBUTION OF FUNDS:
       1. To Trustee -  Fees                                                                                                0.00
       2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  310,219.72
       3. To Noteholders (For Servicer Report immediately following the
          Final Additional Closing Date)

            a) Class A1 Principal and Interest                                                                              0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                                          0.00
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                                  4,259,709.93
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    508,746.21
            b) Class B Principal and Interest                                                                          81,444.13
            c) Class C Principal and Interest                                                                         163,501.08
            d) Class D Principal and Interest                                                                         110,367.25
            e) Class E Principal and Interest                                                                         147,024.65

       4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                           0.00
       5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             71,897.35
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           133,037.32
            c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                  6,010.35
       6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   90,934.07
       7. To Servicer, Servicing Fee and other Servicing Compensations                                                 63,400.50
                                                                                                                   -------------
     TOTAL FUNDS DISTRIBUTED                                                                                        5,946,292.56
                                                                                                                   =============
                                                                                                                   -------------
     End of Period Collection Account Balance {Includes Payments in Advance &
     Restricting Event Funds (if any)}                                                                                357,916.68
                                                                                                                   =============
II. RESERVE ACCOUNT

Beginning Balance                                                                                                  $4,104,190.93
     - Add Investment Earnings                                                                                          6,010.35
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
     - Less Distribution to Certificate Account                                                                         6,010.35
                                                                                                                   -------------
End of period balance                                                                                              $4,104,190.93
                                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $4,104,190.93
                                                                                                                   =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2002


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
        Pool A                                                                           110,166,181.21
        Pool B                                                                            38,613,468.36
                                                                                         --------------
                                                                                                               148,779,649.57
Class A Overdue Interest, if any                                                                   0.00
Class A Monthly Interest - Pool A                                                            641,263.81
Class A Monthly Interest - Pool B                                                            224,764.25

Class A Overdue Principal, if any                                                                  0.00
Class A Monthly Principal - Pool A                                                         2,379,174.86
Class A Monthly Principal - Pool B                                                         1,523,253.22
                                                                                         --------------
                                                                                                                 3,902,428.08
Ending Principal Balance of the Class A Notes
        Pool A                                                                           107,787,006.35
        Pool B                                                                            37,090,215.14
                                                                                         --------------        --------------
                                                                                                               144,877,221.49
                                                                                                               ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $240,779,000      Original Face $240,779,000      Balance Factor
$3.596776                       $16.207510                      60.170206%


IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
        Class A1                                                                                   0.00
        Class A2                                                                                   0.00
        Class A3                                                                          62,975,649.57
        Class A4                                                                          85,804,000.00
                                                                                          -------------

Class A Monthly Interest                                                                                       148,779,649.57
        Class A1 (Actual Number Days/360)                                                          0.00
        Class A2                                                                                   0.00
        Class A3                                                                             357,281.85
        Class A4                                                                             508,746.21
                                                                                          -------------

Class A Monthly Principal
        Class A1                                                                                   0.00
        Class A2                                                                                   0.00
        Class A3                                                                           3,902,428.08
        Class A4                                                                                   0.00
                                                                                          -------------
                                                                                                                 3,902,428.08
Ending Principal Balance of the Class A Notes
         Class A1                                                                                  0.00
         Class A2                                                                                  0.00
         Class A3                                                                         59,073,221.49
         Class A4                                                                         85,804,000.00
                                                                                          -------------        --------------
                                                                                                               144,877,221.49
                                                                                                               ==============


Class A3
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $74,000,000      Original Face $74,000,000       Balance Factor
$4.828133                      $52.735515                      79.828678%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2002


V.  CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
             Pool A                                                                         1,877,704.67
             Pool B                                                                           658,124.59
                                                                                            ------------
                                                                                                                  2,535,829.26

      Class B Overdue Interest, if any                                                              0.00
      Class B Monthly Interest - Pool A                                                        11,051.86
      Class B Monthly Interest - Pool B                                                         3,873.61
      Class B Overdue Principal, if any                                                             0.00
      Class B Monthly Principal - Pool A                                                       40,554.12
      Class B Monthly Principal - Pool B                                                       25,964.54
                                                                                            ------------
                                                                                                                     66,518.66
      Ending Principal Balance of the Class B Notes
             Pool A                                                                         1,837,150.55
             Pool B                                                                           632,160.05
                                                                                            ------------          ------------
                                                                                                                  2,469,310.60
                                                                                                                  ============

      Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
      Original Face $4,104,000      Original Face $4,104,000      Balance Factor
      $3.636810                     $16.208250                    60.168387%


VI. CLASS C NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class C Notes
             Pool A                                                                         3,755,409.35
             Pool B                                                                         1,316,249.17
                                                                                            ------------
                                                                                                                  5,071,658.52

      Class C Overdue Interest, if any                                                              0.00
      Class C Monthly Interest - Pool A                                                        22,557.49
      Class C Monthly Interest - Pool B                                                         7,906.27
      Class C Overdue Principal, if any                                                             0.00
      Class C Monthly Principal - Pool A                                                       81,108.23
      Class C Monthly Principal - Pool B                                                       51,929.09
                                                                                            ------------
                                                                                                                    133,037.32
      Ending Principal Balance of the Class C Notes
             Pool A                                                                         3,674,301.12
             Pool B                                                                         1,264,320.08
                                                                                            ------------          ------------
                                                                                                                  4,938,621.20
                                                                                                                  ============

      Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
      Original Face $8,208,000      Original Face $8,208,000      Balance Factor
      $3.711472                     $16.208250                    60.168387%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2002


VII.  CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                  Pool A                                                                 2,503,606.23
                  Pool B                                                                   877,499.45
                                                                                         ------------
                                                                                                                 3,381,105.68

        Class D Overdue Interest, if any                                                         0.00
        Class D Monthly Interest - Pool A                                                   16,050.20
        Class D Monthly Interest - Pool B                                                    5,625.50
        Class D Overdue Principal, if any                                                        0.00
        Class D Monthly Principal - Pool A                                                  54,072.16
        Class D Monthly Principal - Pool B                                                  34,619.39
                                                                                         ------------
                                                                                                                    88,691.55
        Ending Principal Balance of the Class D Notes
                  Pool A                                                                 2,449,534.07
                  Pool B                                                                   842,880.06
                                                                                         ------------            ------------
                                                                                                                 3,292,414.13
                                                                                                                 ============

        Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
        Original Face $5,472,000    Original Face $5,472,000     Balance Factor
        $3.961202                   $16.208251                   60.168387%

VIII.  CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                  Pool A                                                                     3,129,507.78
                  Pool B                                                                     1,096,874.31
                                                                                             ------------
                                                                                                                 4,226,382.09

         Class E Overdue Interest, if any                                                            0.00
         Class E Monthly Interest - Pool A                                                      26,775.55
         Class E Monthly Interest - Pool B                                                       9,384.67
         Class E Overdue Principal, if any                                                           0.00
         Class E Monthly Principal - Pool A                                                     67,590.19
         Class E Monthly Principal - Pool B                                                     43,274.24
                                                                                             ------------
                                                                                                                   110,864.43
         Ending Principal Balance of the Class E Notes
                  Pool A                                                                     3,061,917.59
                  Pool B                                                                     1,053,600.07
                                                                                             ------------        ------------
                                                                                                                 4,115,517.66
                                                                                                                 ============

         Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
         Original Face $6,840,000    Original Face $6,840,000     Balance Factor
         $5.286582                   $16.208250                   60.168387%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2002


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
            Pool A                                                                3,756,589.29
            Pool B                                                                1,316,798.13
                                                                                  ------------
                                                                                                          5,073,387.42

      Residual Interest - Pool A                                                     34,478.58
      Residual Interest - Pool B                                                     37,418.77
      Residual Principal - Pool A                                                    81,108.23
      Residual Principal - Pool B                                                    51,929.09
                                                                                  ------------
                                                                                                            133,037.32
      Ending Residual Principal Balance
            Pool A                                                                3,675,481.06
            Pool B                                                                1,264,869.04
                                                                                  ------------            ------------
                                                                                                          4,940,350.10
                                                                                                          ============

X.  PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                      63,400.50
       - Servicer Advances reimbursement                                                                    310,219.72
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                     90,934.07
                                                                                                          ------------
      Total amounts due to Servicer                                                                         464,554.29
                                                                                                          ============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture
        Agreement, at the beginning of the related Collection Period                                            125,188,998.51

     Aggregate Discounted Contract Balance of Additional Contracts
        acquired during Collection Period                                                                                 0.00

     Decline in Aggregate Discounted Contract Balance                                                             2,703,607.79

     Aggregate Discounted Contract Balance, as defined in Indenture
        Agreement, at the ending of the related Collection Period                                               --------------
                                                                                                                122,485,390.72
                                                                                                                ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                 2,627,319.79

         - Principal portion of Prepayment Amounts                                          76,288.00

         - Principal portion of Contracts repurchased under
           Indenture Agreement Section 4.02                                                      0.00

         - Aggregate Discounted Contract Balance of Contracts that
                have become Defaulted Contracts during the Collection Period                     0.00

         - Aggregate Discounted Contract Balance of Substitute
                Contracts added during Collection Period                                         0.00

         - Aggregate Discounted Contract Balance of Predecessor
                Contracts withdrawn during Collection Period                                     0.00
                                                                                         ------------
                  Total Decline in Aggregate Discounted Contract Balance                 2,703,607.79
                                                                                         ============

POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture
        Agreement, at the beginning of the related Collection Period                                             43,879,014.02

     Aggregate Discounted Contract Balance of Additional Contracts
        acquired during Collection Period                                                                                 0.00

     Decline in Aggregate Discounted Contract Balance                                                             1,730,969.57

     Aggregate Discounted Contract Balance, as defined in Indenture
        Agreement, at the ending of the related Collection Period                                               --------------
                                                                                                                 42,148,044.45
                                                                                                                ==============
     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                 1,614,700.21

         - Principal portion of Prepayment Amounts                                         116,269.36

         - Principal portion of Contracts repurchased under Indenture
           Agreement Section 4.02                                                                0.00

         - Aggregate Discounted Contract Balance of Contracts that
                have become Defaulted Contracts during the Collection Period                     0.00

         - Aggregate Discounted Contract Balance of Substitute
                Contracts added during Collection Period                                         0.00

         - Aggregate Discounted Contract Balance of Predecessor
                Contracts withdrawn during Collection Period                                     0.00
                                                                                         ------------
                  Total Decline in Aggregate Discounted Contract Balance                 1,730,969.57
                                                                                         ============
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE
RELATED COLLECTION PERIOD                                                                                       --------------
                                                                                                                164,633,435.17
                                                                                                                ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2002



XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                    Predecessor
                                                Discounted            Predecessor               Discounted
      Lease #        Lessee Name                Present Value         Lease #                   Present Value
      -------        -----------                -------------         -------                   -------------
                     NONE



                                                -----------                                      --------------
                                        Totals:       $0.00                                               $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                          $186,735,373.96
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                         $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                              YES       NO   X

      POOL B                                                                                    Predecessor
                                                Discounted              Predecessor             Discounted
      Lease #        Lessee Name                Present Value           Lease #                 Present Value
      -------        -----------                -------------           -------                 -------------
                     NONE



                                                -----------                                     --------------
                                        Totals:       $0.00                                              $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                         $86,877,354.94
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                      0.00%


      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                                   YES      NO   X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A -
      NON-PERFORMING                                                                                             Predecessor
                                                                           Discounted           Predecessor      Discounted
      Lease #            Lessee Name                                       Present Value        Lease #          Present Value
      -------            -----------                                       -------------        -------          -------------
      1528-004           U.S. Neurological, Inc.                              $194,560.17       2042-202           $981,403.44
      2826-001           Newark Health Imaging, L.L.C.                        $789,368.50
      2875-008           MRI of River North, INC. et al                       $735,842.45       2314-004           $707,303.41
      2709-202           Symmorphix, Inc.                                     $390,173.53       2041-201           $526,898.39
      2712-201           Matric Semiconductor, Inc.                           $123,333.71       2041-202            $87,853.47
      2712-202           Matric Semiconductor, Inc.                           $102,100.09
      3323-001           Open MRI Ohio I Ventures L.L.C.                    $1,018,210.69       2659-001           $567,212.03
                         Cash                                                 $116,213.37       2660-001           $567,212.03

                                                                           --------------                      ---------------
                                                                  Totals:   $3,469,802.51                        $3,437,882.77

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                             3,437,882.77
      b) ADCB OF POOL A AT CLOSING DATE                                                                        $186,735,373.96
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                         $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                                 YES    NO  X

      POOL B -
      GENERAL
      CONTRACT
      SUBSTITUTION
      RIGHTS                                                                                                 Predecessor
                                                                      Discounted          Predecessor        Discounted
      Lease #          Lessee Name                                    Present Value       Lease #            Present Value
      3313-001         Open MRI Missouri Ventures, LLC                $1,103,064.69       1004-501               $60,739.26
      3313-003         Open MRI Missouri Ventures, LLC                $1,035,735.31       1004-502               $60,739.26
      3309-002         Open MRI Illinois Ventures, LLC                  $998,471.79       2786-001            $3,010,223.86


                                                                      -------------                          --------------
                                                            Totals:   $3,137,271.79                           $3,131,702.38

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $3,131,702.38
      b) ADCB OF POOL B AT CLOSING DATE                                                                      $86,877,354.94
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 3.60%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

      DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
      a)  Total discounted Contract Balance of Predecessor Receivables          $0.00
      b)  Total discounted Contract Balance of Substitute Receivables           $0.00
      c)  If (a) > (b), amount to be deposited in Collection Account per
          Contribution & Servicing Agreement Section 7.02                       $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                            YES    NO X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2002



XV. POOL PERFORMANCE MEASUREMENTS


1.               AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
     This Month                                2,015,878.72         This Month                         164,633,435.17
     1 Month Prior                             2,311,554.59         1 Month Prior                      169,068,012.53
     2 Months Prior                            2,173,077.92         2 Months Prior                     175,707,068.97

     Total                                     6,500,511.23         Total                              509,408,516.67

     a) 3 MONTH AVERAGE                        2,166,837.08         b) 3 MONTH AVERAGE                 169,802,838.89

     c) a/b                                           1.28%

2.   Does a Delinquency Condition Exist (1c > 6%)?
                                                                                         Yes __________________    No ____X____

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                               Yes __________________    No ____X____
     B. An Indenture Event of Default has occurred and is then continuing?               Yes __________________    No ____X____

4.   Has a Servicer Event of Default occurred?                                           Yes __________________    No ____X____

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                    Yes __________________    No ____X____
     B. Bankruptcy, insolvency, reorganization;
         default/violation of any covenant or obligation
          not remedied within 90 days?                                                   Yes __________________    No ____X____
     C. As of any Determination date, the sum of all
         defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                    Yes __________________    No ____X____


6.   Aggregate Discounted Contract Balance at Closing Date                           Balance    $273,612,728.90
                                                                                              -----------------

     DELINQUENT LEASE SUMMARY

            Days Past Due         Current Pool Balance          # Leases
                  31 - 60                 6,173,380.81                24
                  61 - 90                 1,558,399.80                10
                 91 - 180                 2,015,878.72                24



Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization